UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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CROSSTEX ENERGY, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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*** Exercise Your *Right* to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

CROSSTEX ENERGY, INC.

BROKER
LOGO
HERE

Return Address Line 1
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51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
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John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 17, 2009
Date: May 07, 2009 **Time:** 8:30 AM CDT
Location: Company Office
2501 Cedar Springs
Dallas, Texas 75201

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote — How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: I. Form 10-K 2. Notice & Proxy Statement How to View Online: Have the I2-Digit Control Number available (located on the following page) and visit: www.pmxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request
BY INTERNET: www.proxyvote.com BYTELEPHONE: I -800-579-1639 BYE-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 23, 2009 to facilitate timely delivery. — How To Vote — Please Choose One ofThe Following Voting Methods g Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do 2 so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.
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Voting items The Board of Directors recommends that you vote “For” the following. 1. Election of Directors Nominees 01 Lei don E. Echols 2012 02 Sheldon B. Lubar 2012
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The Board of Directors recommends you vote FOR the following proposal(s). Proposal to approve the Crosstex Energy, Inc. 2009 Long-Term Incentive Plan Proposal to ratify the appointment of KPMG LLP as independent registered public accounting firm for the fiscal year ending December 31, 2009 NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
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Reserved for Broadridge Internal Control Information | Voting Instructions | THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE a THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE
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